527 Madison Avenue, 16th Floor
New York, New York 10022
(212) 485-3100

SKYBRIDGE G II FUND, LLC

SUPPLEMENT DATED March 31, 2016

TO THE PROSPECTUS DATED July 31, 2015

This Supplement modifies the Prospectus dated July 31, 2015 for SkyBridge G II Fund, LLC.  Capitalized terms used herein and not otherwise defined in the Supplement have the meanings given in the Prospectus.

The following paragraph is inserted directly below the last paragraph appearing on page 79 of the Prospectus in the subsection titled “Principal Underwriter and Placement Agents” under the header titled “Subscriptions for Shares”:

“Furthermore, the Adviser or its affiliates may also offer other incentives such as sponsorship of or payment of speaking fees for educational or client seminars relating to current products and issues, assistance in training and educating Placement Agents’ and other intermediaries’ personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that a Placement Agent or other intermediary may undertake in order to explore possible business relationships with the Adviser or affiliates of the Adviser, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. As permitted by applicable laws and regulations, the Adviser or an affiliate may pay or allow other incentives or payments to the Placement Agents and other intermediaries.”

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Please read this Supplement carefully and retain it for your records along with the Prospectus.